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              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION FOR
                         MANUFACTURERS INVESTMENT TRUST
                               DATED JULY 16, 2001

ASSET BACKED SECURITIES

The Statement of Additional Information currently states that a portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or that the Subadviser believes are of comparable quality.

This restriction is amended to indicate that the Strategic Bond Trust may also invest in asset-backed securities rated, at the time of purchase, BBB or better by S&P or Baa or better by Moody's or that SBAM believes are of comparable quality.

                  THE DATE OF THIS SUPPLEMENT IS MARCH 11, 2002